================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------

                                 FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 1997
                                                 (October 2, 1997)

                             --------------------

                              PMT SERVICES, INC.

            (Exact name of registrant as specified in its charter)

   TENNESSEE                     0-24420                      62-1215125
(State or other              (Commission File             (I.R.S. Employer
jurisdiction of                   Number)                  Identification
incorporation)                                                 Number)


       3841 GREEN HILLS VILLAGE DRIVE
       NASHVILLE, TENNESSEE                              37215
       (Address of principal executive offices)        (Zip Code)

                                (615) 254-1539
             (Registrant's telephone number, including area code)

================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On October 2, 1997, PMT Services, Inc., a Tennessee corporation (the "Company"), completed a business combination in which the Company acquired all of the issued and outstanding capital stock of Bancard, Inc. ("Bancard").
Total consideration paid was 3,870,968 shares of the Company's Common Stock, $.01 par value per share (the "Consideration"). The amount of Consideration paid was determined through arm's length negotiations.

ITEM 5.   OTHER EVENTS

          (a) Unaudited results of operations for the one month ended August 31, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements

              (1) Financial Statements of BANCARD INC. as of and for the year ended July 31, 1997.

              (2) Financial Statement Schedule: Schedule II - Reserve for
                  Merchant Losses.

          (b) Pro forma financial information. The required supplemental financial statements, giving retroactive effect to the merger for the three years ended July 31, 1997 will be filed concurrent with the Company's Form 10-K no later than October 29, 1997.

          (c) Exhibits:

               2.1 Agreement and Plan of Merger, dated October 2, 1997, between the Company, PMT BCI Acquisition Corporation, Bancard and each of Jay W. Hearst, Anthony Sdao, Scott J. Bahneman, Jack
                   W. Hearst, Gillian G. Hearst and Stephen M. Hearst.

              23.1 Consent of Price Waterhouse LLP

                                  SIGNATURES
                                  ----------

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                     PMT SERVICES, INC.

                                     BY: /s/ CLAY M. WHITSON
                                         ---------------------------------
                                         Clay M. Whitson
                                         Chief Financial Officer
DATE: October 10, 1997

                                                                       Item 5(a)


                              PMT Services, Inc.
                        Unaudited Financial Highlights
                     (in thousands, except per share data)


                                                   One Month Ended
                                                   August 31, 1997
                                                   ---------------

         Revenues                                      $27,085
         Net income                                    $ 1,542
         Net income per share                          $  0.04
         Weighted average shares outstanding            42,932



On October 2, 1997, PMT Services, Inc. completed a business combination in which the Company issued 3,870,968 shares of its common stock to acquire all of the issued and outstanding capital stock of Bancard, Inc. The transaction will be accounted for as a pooling of interests. The financial statements of PMT Services, Inc. will be restated to give retroactive effect to the merger. The results of Bancard, Inc. for the one month ended August 31, 1997 are not included in the PMT Services, Inc. results above as the effective date of the combination was subsequent to August 31, 1997. The unaudited operating results of Bancard Inc. for the one month ended August 31, 1997 are presented for informational purposes only.

                                 Bancard, Inc.
                        Unaudited Financial Highlights
                     (in thousands, except per share data)

                                                 One Month Ended
                                                 August 31, 1997
                                                 ---------------

         Revenues                                    $ 4,250
         Net income                                  $   493

Bancard, Inc. was an S corporation during the one month ended August 31, 1997 and accordingly, recognized no income tax expense during the period.

                                 BANCARD, INC.

                              FINANCIAL STATEMENTS

                                 JULY 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
  and Shareholders of Bancard, Inc.


In our opinion, the accompanying balance sheet and the related statements of income, of changes in shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Bancard, Inc. at July 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Nashville, TN
September 26, 1997

                                 BANCARD, INC.

                                 BALANCE SHEET

                                 JULY 31, 1997


             ASSETS

Current assets:
   Cash and  cash equivalents............................  $  203,128
   Accounts receivable...................................   1,065,392
   Notes receivable......................................     444,356
   Inventory.............................................      98,419
   Other current assets..................................      32,784
                                                           ----------
      Total current assets...............................   1,844,079

   Property and equipment, net...........................     224,103
                                                           ----------
      Total assets.......................................  $2,068,182
                                                           ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable.......................................  $   492,188
  Accrued liabilities....................................      664,262
  Deferred revenues......................................       56,620
                                                           -----------
   Total current liabilities.............................     1,213,70

  Long-term debt.........................................    1,673,644

Shareholders' equity:
 Common stock, no par value, authorized: 50,000 shares;
    issued:  11,200 shares...............................      197,087
 Accumulated earnings (deficit)..........................   (1,015,619)
                                                           -----------
                                                              (818,532)
                                                           -----------
Commitments and contingencies (Notes 7 and 10)

   Total liabilities and shareholders' equity............  $ 2,068,182
                                                           ===========

   The accompanying notes are an integral part of these financial statements.

                                 BANCARD, INC.

                              STATEMENT OF INCOME

                           YEAR ENDED JULY 31, 1997




Revenues...............................................   $40,827,022
Cost of revenues.......................................    31,666,249
                                                          -----------
 Gross margin..........................................     9,160,773

Selling, general and administrative expenses...........     5,287,564
Depreciation and amortization expense..................       134,084
Provision for merchant losses and bad debts............       147,279
                                                          -----------

 Total operating expenses..............................     5,568,927

Income from operations.................................     3,591,846
Interest expense, net..................................      (206,822)
Other expenses, net....................................      (729,326)
                                                          -----------
 Net income............................................   $ 2,655,698
                                                          ===========


   The accompanying notes are an integral part of these financial statements.

                                 BANCARD, INC.

                 STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                                               ACCUMULATED                      TOTAL
                                    COMMON      EARNINGS       TREASURY    SHAREHOLDERS'
                                     STOCK      (DEFICIT)       STOCK          EQUITY
                                   ---------  -------------  ------------  --------------

Balance at July 31, 1996.........  $277,489   $  2,047,176   ($2,081,152)     $  243,513

 Cancellation of treasury stock..   (80,402)    (2,000,750)    2,081,152              --
 Distributions to shareholders...               (3,717,743)                   (3,717,743)
 Net income for the year.........                2,655,698                     2,655,698
                                   --------   ------------   -----------      ----------

Balance at July 31, 1997.........  $197,087    ($1,015,619)           --       ($818,532)
                                   ========   ============   ===========      ==========

   The accompanying notes are an integral part of these financial statements.

                                BANKCARD, INC.

                            STATEMENT OF CASH FLOWS

                           YEAR ENDED JULY 31, 1997

Reconciliation of net income to net cash provided by
  operating activities:
    Net income............................................  $ 2,655,698
    Adjustments:
       Depreciation and amortization......................      134,084
       Loss on disposal of property and equipment.........       39,706
       Provision for merchant losses and bad debts........      147,279
       Changes in assets and liabilities:.................
          Accounts and notes receivable...................     (571,144)
          Inventory.......................................      416,423
          Other assets....................................       (6,728)
          Accounts payable................................      204,496
          Accrued liabilities.............................     (148,959)
          Deferred revenues...............................       56,620
                                                            -----------
               Net cash provided by operating activities..    2,927,475
                                                            -----------

Cash flows from investing activities:
    Purchase of property and equipment....................     (100,801)
                                                            -----------

Cash flows from financing activities:
    Payments on long-term debt............................     (775,000)
    Distributions to Shareholders.........................   (2,044,099)
                                                            -----------
               Net cash used by financing activities......   (2,819,099)
                                                            -----------

Net increase in cash and cash equivalents.................        7,575
Cash and cash equivalents at beginning of year............      195,553
                                                            -----------
Cash and cash equivalents at end of year..................  $   203,128
                                                            ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
 Cash paid for interest...................................      204,238


SUPPLEMENTAL DISCLOSURE OF NONCASH ACTIVITY:

The Company sold its office building in December 1996, to an entity owned by shareholders of the Company. The buyer assumed the note payable of $846,972 and issued the Company a promissory note in the amount of $420,184.

The Company issued notes payable to its majority shareholder in the amount of $1,673,644 related to a distribution of accumulated earnings.

The accompanying notes are an integral part of these financial statements.

                                 BANCARD, INC.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Operations

     Bancard, Inc. (the "Company") markets and services electronic credit card authorization and payment systems to merchants. The Company provides these services to merchants pursuant to contracts between the Company and various processing banks. Generally, the Company's agreements with the processing banks contain certain aspects of both marketing and service.

Management estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and cost recognition

     Revenues derived from the electronic processing of transactions (merchant discount rate and related fees) on the credit card authorization equipment are recognized at the time the merchants' transactions are processed. Related commission expense and processing charges are also recognized at that time.

     Revenues related to the direct sale of credit card authorization equipment are recognized when the equipment is shipped. Installation fees related to both the direct sale and the marketing of this equipment are recognized when installation is completed. Fees received in advance of shipment or installation are not recognized as revenue until earned. Revenues related to annual fees charged to merchants are initially deferred and recognized straight-line over the applicable year.

     Cost of revenues includes interchange fees paid to the credit card-issuing bank and fees paid to the network service provider, VISA and MasterCard and the processing bank. These costs are recognized at the time the merchants' transactions are processed and the related revenue is recorded.

                                 BANCARD, INC.

     The Company recognizes as revenue in its statement of income the full discount rate and fees collected from the merchant. The various costs incurred by the Company, including amounts paid to the card-issuing bank, the processor and network service provider, are reflected as costs of revenues. In accordance with the Company's contracts with its processing banks, all of the funds collection and most of the disbursement function is performed on behalf of the Company by the processing bank. At month end, the processing bank collects the total discount rate and fees from the merchants and disburses to each of the service providers their fees. Disbursements for the interchange fee paid to the card-issuing bank are made monthly. Shortly after month end, the processing bank disburses to the Company the remainder of the funds collected from the merchant which represents a significant portion of the Company's gross margin.

Cash equivalents

     The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Financial instruments

     The Company has various financial instruments, including cash, time deposits, receivables, accounts payable, and accrued liabilities. Cash, time deposits, receivables, accounts payable and accrued liabilities are settled within a year and are not subject to market rate fluctuations. The carrying value of these financial instruments approximates their fair market values. Notes payable with a carrying amount of $1,673,644 had a market value of $1,606,668 at July 31, 1997 using discounted flow analyses, based on the prime rate.

Accounts receivable

     Accounts receivable primarily comprise amounts due from processing banks which represent the discount rate and fees earned, after related interchange fees and other processing costs, on transactions processed during the month ending on the balance sheet date. Such balances are received from processing banks approximately 20 days following the end of each month.

Inventory

     Inventory of credit card authorization equipment is stated at the lower of cost or market, with cost being determined by specific identification.

                                 BANCARD, INC.

Property and equipment

     Property and equipment are recorded at cost. Depreciation is computed on straight-line and accelerated methods over the estimated useful lives of the assets ranging from 3 to 10 years.

Leases

     The Company provides certain customers with credit card terminals for a monthly rental fee (operating lease) which is recognized as revenue when earned.

Reserve for chargebacks and merchant fraud

     Disputes between a cardholder and a merchant periodically arise as a result of cardholder dissatisfaction with merchandise quality or merchant services and the disputes may not be resolved in the merchant's favor. In these cases, the transaction is "charged back" to the merchant and the purchase price is refunded by the merchant. If the merchant is unable to grant a refund, the Company or, under limited circumstances, the Company and the processing bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk and estimates its potential loss for chargebacks based on historical experience. A provision for these estimated losses is provided in the same period as the related revenues.

Income taxes

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code for federal and state income tax purposes. Under these provisions, the Company does not pay corporate income tax on its income as the taxable income or loss is included in the personal income tax returns of the shareholders.


NOTE 2 - BUSINESS COMBINATION:

     On August 28, 1996 an independent service organization (HMH, Inc.) owned by the majority shareholder of the Company was merged into the Company in a transaction accounted for as a transfer of an entity under common control. The assets and liabilities of HMH, Inc. were recorded by the Company at their historical basis and the results of operations of the Company in fiscal 1997 include HMH, Inc. for the full fiscal year as the majority owner of the Company exercises control over both entities.

                                 BANCARD, INC.

NOTE 3 - PROPERTY AND EQUIPMENT:

Office equipment.................................   $  439,467
Credit card terminals held for lease.............      129,875
Automobiles......................................       64,594
                                                    ----------
                                                       633,936
  Less:  accumulated depreciation................     (409,833)
                                                    ----------
                                                    $  224,103
                                                    ==========


NOTE 4 - ACCRUED LIABILITIES:

Compensation and payroll taxes...................   $  409,326
Reserve for merchant losses......................      238,000
Other............................................       16,936
                                                    ----------
                                                    $  664,262
                                                    ==========


NOTE 5 - LONG-TERM DEBT:

Note payable to shareholder, due July 26, 1999,
   interest payable monthly at 5.80%.............   $1,473,644

Note payable to shareholder, due July 26, 1999,
   interest payable monthly at 5.80%.............      200,000
                                                    ----------
                                                    $1,673,644
                                                    ==========

NOTE 6 - RETIREMENT PLAN:

     The Company maintains a 401(k) savings plan which allows employees to contribute a portion of their earnings into the plan. The Company's matching contributions are discretionary. During fiscal 1997, the Company contributed $5,247 for the benefit of the participants.

                                 BANCARD, INC.

NOTE 7 - LEASES:

     The Company leases office space from an entity owned by the Company's shareholders, accounted for as an operating lease. Rent expense was $16,000 during fiscal 1997. Future minimum payments under this lease, including payments for maintenance expenses, are:


         YEAR ENDING
          JULY 31
         ------------
           1998             $ 93,000
           1999              155,000
           2000              208,000
           2001              256,000
           2002              161,000
           Thereafter             --


NOTE 8 - OTHER EXPENSES - NET:

     During fiscal 1997, the Company recognized expenses totaling $689,621 related to settlement of litigation with a former officer and shareholder. Net losses of $39,705 on disposals of property and equipment comprise the remainder of the balance.


NOTE 9 - SUBSEQUENT EVENT:

     The shareholders of the Company entered into an agreement subsequent to July 31, 1997 to exchange all of the shares of Bancard, Inc. for shares of PMT Services, Inc. The transaction will be accounted for as a pooling of interests.


NOTE 10 - CONTINGENCIES:

     The Company is subject to various legal proceedings and claims which arise in the ordinary course of its business. Management believes the resolution of these matters will not have a significant impact on the Company's financial position or results of operations.

                                                                     SCHEDULE II


                                 BANCARD, INC.

                          RESERVE FOR MERCHANT LOSSES


                      BALANCE AT                                 BALANCE AT
                       BEGINNING                                   END OF
                       OF PERIOD   ADDITIONS(1)  DEDUCTIONS(2)     PERIOD
                      -----------  ------------  -------------   ----------

Fiscal Year 1997       $221,400      $163,879      $147,279       $238,000
______________________

(1) Additions represent amounts charged to expense during the respective periods.

(2) Deductions represent actual chargebacks incurred by the Company during the respective periods, net of amounts recovered.